FOURTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT AND JOINDER

This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND JOINDER (“Amendment”), dated as of April 25, 2014, is among RESOURCE AMERICA, INC., a Delaware corporation (“Borrower”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.
Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of March 10, 2011 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders initially made available to Borrower, inter alia, a revolving line of credit and term loan (the “Loans”). All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.	The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.
Pursuant to the Loan Agreement, certain affiliates of Borrower (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”) delivered to Agent various security and collateral documents, including, without limitation: (i) the Surety and Guaranty Agreement made by Subsidiary Guarantors in favor of Agent, (ii) the Guarantor Security Agreement made by Subsidiary Guarantors in favor of Agent, and (iii) the Subsidiary Collateral Pledge Agreement made by certain Subsidiaries in favor of Agent relating to the assets described therein, each as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

D.
The Loan Agreement provides that no Subsidiary Guarantor shall create or acquire any Subsidiary unless (a)(i) such Subsidiary becomes party to the Surety and Guaranty Agreement and Guarantor Security Agreement, or (ii) Borrower otherwise provides an opinion of counsel that such Subsidiary is prohibited from becoming a Subsidiary Guarantor pursuant to its organizational documents or any loan documents to which it is a party, and (b) the Capital Stock of such Subsidiary is pledged to Lender.

E.
Resource Real Estate, Inc. has created the following Subsidiaries: Resource Real Estate Opportunity Advisor II, LLC, a Delaware limited liability company (“RREO Advisor II”), and Resource Real Estate Opportunity Manager II, LLC, a Delaware limited liability company (“RREO Manager II” and together with RREO Advisor II, each a “Joining Guarantor” and collectively, “Joining Guarantors”). Each Joining Guarantor is an indirect Subsidiary of Borrower and, in recognition of the benefits and privileges under the Loan Documents, each Joining Guarantor and Borrower have requested that such Joining Guarantor be permitted to join into the Loan Documents, as if an original signatory thereto, and Agent and Lender have so consented subject to the terms and conditions hereof.

F.	Borrower has requested certain modification to the Loan Agreement, and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.
NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:
1.Joinder.
a.Each Joining Guarantor hereby becomes a Subsidiary Guarantor under the Loan Agreement and the Loan Documents. All references to Subsidiary Guarantors contained in the Loan Agreement and Loan Documents are hereby deemed for all purposes to also refer to and include each Joining Guarantor as a Subsidiary Guarantor and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Loan Documents (to which the other Subsidiary Guarantors are a party) as if an original signatory thereto.
b.Each Joining Guarantor hereby joins in, assumes, adopts and becomes an Undersigned (as defined therein) under the Surety and Guaranty Agreement. All references to Undersigned contained in the Guaranty are hereby deemed for all purposes to also refer to and include each Joining Guarantor as an Undersigned and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Surety and Guaranty Agreement as if an original signatory thereto. Each Joining Guarantor is jointly and severally liable for, and hereby guarantees and becomes surety for, the unconditional and prompt payment and performance to Secured Parties of all Obligations.
c.Each Joining Guarantor hereby joins in, assumes, adopts and becomes a Debtor (as defined therein) under the Guarantor Security Agreement and hereby grants Agent, for the ratable benefit of Secured Parties, a security interest in all of such Joining Guarantor’s Collateral (as defined in the Guarantor Security Agreement). All references to Debtors contained in the Guarantor Security Agreement are hereby deemed for all purposes to also refer to and include each Joining Guarantor as a Debtor and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Guarantor Security Agreement as if an original signatory thereto.
2.Amendment to Loan Documents. Upon the effectiveness of this Amendment, the Loan Documents shall be amended as follows:
a.Section 1.1 of the Loan Agreement shall be amended by deleting the definitions of “Maturity Date” and “Maximum Revolving Credit Amount” and replacing each as follows:
Maturity Date - The earliest of (a) the date on which the RCM Management Agreement is terminated or expires in accordance with its terms, (b) the date on which the RCM Management Agreement is sold and (c) December 31, 2017.
Maximum Revolving Credit Amount - The sum of Eleven Million Five Hundred Thousand Dollars ($11,500,000); provided, however, that upon the occurrence of an Insufficient Pledged Securities Event, the Maximum Revolving Credit Amount shall automatically reduce to the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000).

b.Section 1.1 of the Loan Agreement shall be amended by adding the definitions of “Cleanup Requirement”, “Insufficient Pledged Securities Event” and “Revolving Credit Period” in the appropriate alphabetical order:
Cleanup Requirement - Section 2.1(d).
Insufficient Pledged Securities Event - Borrower’s (a) delivery to Agent and Lenders of a report pursuant to Section 6.9(i) that evidences an aggregate value of Pledged Securities which is less than Six Million Dollars ($6,000,000) or (b) failure to deliver a report pursuant to Section 6.9(i) when due, and such failure to deliver a report is not cured within fifteen (15) days.
Revolving Credit Period - Each one year period beginning on (a) April 25, 2014, 2014 (the “Reset Date”) and (b) each one year anniversary of the Reset Date.
c.Section 1.3 of the Loan Agreement shall be amended by deleting the third and final sentence thereof and replacing it with the following:
Notwithstanding anything in this Agreement to the contrary, each of the financial covenants in Section 6.8, along with any defined term in this Agreement that is utilized in determining any such financial covenants shall, in all events, exclude the assets and liabilities or items of income or expense that are attributable to RCC, to LEAF or any LEAF entity, or to any Affiliate of LEAF or any LEAF entity.
d.Section 2.1(a)(i) of the Loan Agreement shall be amended and restated to read in full as follows:
(a)    (i)    Subject to the terms and conditions of this Agreement, each Lender hereby severally establishes for the benefit of Borrower a revolving credit facility (collectively, the “Revolving Credit”) which shall include Letters of Credit issued by Issuing Bank and cash Advances extended by Lenders to or for the benefit of Borrower from time to time hereunder (“Revolving Credit Loans”). The aggregate principal amount of all Revolving Credit Loans plus Letter of Credit Obligations shall not, (A) at any time, exceed the Maximum Revolving Credit Amount and (B) after an Insufficient Pledged Securities Event, at any time exceed the lesser of (x) the Maximum Revolving Credit Amount and (y) the Borrowing Base. Subject to such limitations, the outstanding balance of Revolving Credit Loans may fluctuate from time to time, to be reduced by repayments made by Borrower, to be increased by future Revolving Credit Loans which may be made by Lenders and, subject to the provisions of Section 8 below, shall be due and payable on the Maturity Date. If the sum of the aggregate principal amount of all Revolving Credit Loans plus Letter of Credit Obligations, (1) at any time, exceed the Maximum Revolving Credit

Amount or (2) after an Insufficient Pledged Securities Event, at any time exceed the lesser of (x) the Maximum Revolving Credit Amount and (y) the Borrowing Base (either such event, an “Overadvance”), Borrower shall within five (5) Business Days notice from Agent, repay the Overadvance in full by making payment on account of the Revolving Credit Loans (provided that Borrower shall repay any Overadvance existing on the date of a permanent reduction in the Maximum Revolving Credit Amount on that date).
e.Section 2.1 of the Loan Agreement shall be amended by adding a new subsection (d) at the end thereof to read in full as follows:
(d)    During each Revolving Credit Period, Borrower shall cause the outstanding principal balance of cash Advances under the Revolving Credit to remain at zero dollars ($0) for a consecutive thirty (30) day period (the “Cleanup Requirement”). If, as of the date that is 30 days prior to end of any Revolving Credit Period, Borrower has not completed its compliance with this requirement, Borrower shall on such date reduce the outstanding cash Advances to zero dollars ($0) and maintain the outstanding cash Advances at zero dollars ($0) through the last day of the Revolving Credit Period. If the outstanding balance of cash Advances is at zero dollars ($0) on the date 30 days prior to the end of such Revolving Credit Period and the Cleanup Requirement has not been previously satisfied during such Revolving Credit Period, Borrower shall not request any cash Advances through the number of days necessary to complete its compliance with this requirement.
f.Section 2.9(f) is hereby deleted in its entirety.
g.Section 6.9(b) of the Loan Agreement shall be amended and restated to read in full as follows:
(b)    Borrowing Base Certificate - after an Insufficient Pledged Securities Event, with each requested Advance, and monthly, not later than fifteen (15) days following each month-end, a signed borrowing base certificate in the form of Exhibit “E” attached hereto and made a part hereof (“Borrowing Base Certificate”);
h.Section 6.9 of the Loan Agreement shall be amended by (i) deleting the word “and” at the end of subsection (g), (ii) deleting the period at the end of subsection (h) and inserting “; and” in lieu thereof and (iii) adding a new subsection (i) at the end thereof to read in full as follows:
(i)    Pledged Securities Report - with each requested Advance, and monthly, not later than fifteen (15) days following each month-end, a report detailing the value of the Pledged Securities as of the last day of the preceding month.

i.The Revolving Credit Notes shall be amended and restated in the form attached hereto as Exhibit B.
j.Schedule A to the Loan Agreement shall be amended and restated to read in full as follows:

Lenders	Pro Rata Percentage	Revolving Credit Pro Rate Share
TD Bank, N.A.	100%	$11,500,000
k.Schedule I to the Sponsored CDO Pledge Agreement is hereby deleted in its entirety and replaced with Schedule I attached to this Amendment as Exhibit A.
3.Consent. Subject to the effectiveness of this Amendment, Agent and Lenders hereby consent to the payment on March 31, 2015 of all amounts then due on the Existing Subordinated Debt in accordance with its terms (the “Subordinated Debt Maturity Payment”), provided that no Significant Default then exists. Agent’s and Lenders’ consent to the Subordinated Debt Maturity Payment shall not otherwise affect the right of Agent and Lenders to demand compliance by Borrower and Subsidiary Guarantors with all of the terms, conditions and provisions of the Loan Agreement and Loan Documents or be deemed a waiver of any other transaction or future action on the part of Borrower and Subsidiary Guarantors requiring Agent or Required Lenders’ consent or approval under the Loan Agreement.
4.Representations and Warranties. Borrower represents and warrants to Agent, Issuing Bank and Lenders that:
a.Prior Representations. Schedule C, Schedule D, Schedule G, Schedule 5.1, Schedule 5.2, Schedule 5.3, Schedule 5.7, Schedule 5.9, Schedule 5.10(a), Schedule 5.11(c)(ii), Schedule 5.14(a), Schedule 5.14(b), Schedule 5.17, Schedule 5.22 and Schedule 7.4(a) are amended and restated in their entirety and collectively attached as Schedule A to this Amendment. After giving effect to the amended and restated Schedules attached hereto as Schedule A to this Amendment, the representations and warranties made to Agent, Issuing Bank and Lenders in the Loan Agreement are true and correct in all material respects.
b.Authorization. The execution and delivery by Borrower of this Amendment (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Borrower.
c.Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by any federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time.

d.No Default. No Default or Event of Default exists.
5.Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent expressly modified by this Amendment, are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral.
6.Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on April 25, 2014, (a) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $0.00 and (b) Issuing Bank has issued Letters of Credit in the aggregate face amount of $503,057.00, in each case without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.
7.Confirmation of Subsidiary Guarantors. By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its obligations under the Surety and Guaranty Agreement are ratified and confirmed and shall continue in full force and effect and shall continue to cover all Obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby. As security for the payment of the Obligations, and satisfaction by each Subsidiary Guarantor of all covenants and undertakings contained in the Loan Documents, each Subsidiary Guarantor hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of such Subsidiary Guarantor’s now owned or hereafter acquired, created or arising Collateral. Each Subsidiary Guarantor hereby represents and warrants to the Agent, Issuing Bank and Lenders that its execution, delivery and performance of this Amendment and the transactions contemplated hereby (a) are and will be within its powers, (b) have been duly authorized by all necessary action on behalf of such Subsidiary Guarantor and (c) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which such Subsidiary Guarantor is a party or by which the property of such Subsidiary Guarantor is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Subsidiary Guarantor.
8.Effectiveness Conditions. This Amendment shall become effective upon the satisfaction of the following conditions:
a.Execution and delivery of this Amendment by the parties hereto;
b.Execution by Borrower of an Amended and Restated Revolving Credit Note in favor of each Lender in the form attached hereto as Exhibit B (the “Restated Notes”);

c.Payment to Agent for the ratable benefit of Lenders of a fully earned, non-refundable amendment fee in the amount of $30,000;
d.Delivery to Agent (A) certified copies of resolutions of the board of directors of Borrower authorizing the execution, delivery and performance of this Amendment, the Restated Notes and the transactions contemplated hereby and thereby, (B) Borrower’s and each Subsidiary Guarantor’s certificate of incorporation and bylaws, or the certification of an officer of Borrower or such Subsidiary Guarantor that no amendments or other modifications to such organizational documents have been made since copies of such organizational document were last delivered to Agent and (C) an incumbency certificate for Borrower and each Subsidiary Guarantor identifying all individuals authorized to execute this Amendment, with specimen signatures;
e.Delivery to Agent of (A) certified copies of resolutions of the board of directors of each Joining Guarantor authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, (B) each Joining Guarantor’s certificate of incorporation and bylaws, as applicable, and (C) an incumbency certificate for each Joining Guarantor identifying all individuals authorized to execute this Amendment, with specimen signatures;
f.Delivery to Agent of a good standing certificate for each Joining Guarantor showing such entity to be in good standing in its state of organization and in each other state in which it is doing business;
g.Filing of a UCC Financing Statement against each Joining Guarantor;
h.Delivery to Agent of an opinion of counsel that each of RRE West Chase Wyndham TIC, LLC, RRE Chenal Brightwaters TIC, LLC, RRE Regents Center TIC, LLC, RRE Heritage Lake TIC, LLC, RRE Bentley Place TIC, LLC and RRE Reserves TIC, LLC is prohibited from becoming a Subsidiary Guarantor; and
i.Payment by Borrower of all of Agent’s Expenses.
9.Governing Law. THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.
10.Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.
11.Duplicate Originals. Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.Release. As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.
13.Waiver of Jury Trial. BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Balance of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:

Resource America, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President and
Chief Financial Officer

JOINING GUARANTORS:

Resource Real Estate Opportunity Advisor II, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Chief Executive Officer

Resource Real Estate Opportunity
Manager II, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Chief Executive Officer

AGENT:

TD Bank, N.A.

By:	/s/ Robert J. Mindick

Name:	Robert J. Mindick

Title:	Senior Vice President

LENDER:

TD Bank, N.A., as Lender

By:	/s/ Robert J. Mindick

Name:	Robert J. Mindick

Title:	Senior Vice President

AGREED TO AND ACCEPTED:
SURETIES:

Ischus Capital Management, LLC

By:	Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Chief Financial Officer

RAI Ventures, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President

RCP Financial, LLC

By: Resource Programs, Inc., its sole member

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President & Treasurer

Resource Capital Manager, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President

Resource Capital Investor, LLC

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Chief Financial Officer

Resource Capital Partners, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Senior Vice President

Resource Financial Institutions Group, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President

Resource Financial Fund Management, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President

Resource Housing Investors I, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Housing Investors II, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Housing Investors III, Inc.

By:	/s/ Alan F. Feldman
Name: Alan F. Feldman
Title: President

Resource Housing Investors IV, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Leasing, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Treasurer

Resource Programs, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President and Treasurer

Resource Properties XXV, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Properties XXVI, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Properties XXX, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Properties XXXI, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Real Estate, Inc.

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Chief Executive Officer

Resource Real Estate Funding, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President

Resource Real Estate Holdings, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Vice President and Treasurer

Resource Real Estate Management, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

RRE1 Duraleigh Member, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Senior Vice President

RRE2 Duraleigh Member, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Senior Vice President

RRE Avalon Member, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Senior Vice President

Resource Capital Partners II, LLC

By:	Resource Real Estate, Inc., its sole member

By:    /s/ Alan F. Feldman
Name: Alan F. Feldman

Title:	Chief Executive Officer

RRE Leaseco, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Senior Vice President

Resource Capital Markets, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President

RRE D2R2 2007-1, LLC

By:	Resource Real Estate, Inc., its sole member

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Chief Executive Officer

RRE Investor, LLC

By: Resource Capital Partners II, LLC, its sole
member

By:	Resource Real Estate, Inc., its sole
member

By:	/s/ Alan F. Feldman
Name:Alan F. Feldman
Title: Chief Executive Officer

Resource Real Estate Management, Inc.

By:	/s/ Steven R. Saltzman

Name:	Steven R. Saltzman

Title:	Chief Financial Officer

Resource Real Estate Opportunity
Advisor, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	Chief Executive Officer

Walnut Street Investments, LLC

By:	/s/ Alan F. Feldman

Name:	Alan F. Feldman

Title:	President

Resource Real Estate Opportunity
Manager, LLC

By:	/s/ Steven R. Saltzman

Name:	Steven R. Saltzman

Title:	Chief Financial Officer and

Senior Vice President

Resource Income Advisors, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President and
Chief Financial Officer

Parkwin Services, LLC

By:	/s/ Steven R. Saltzman

Name:	Steven R. Saltzman

Title:	Vice President and Treasurer

Resource Real Estate Funding II, Inc.

By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott

Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT B
Form of
AMENDED AND RESTATED REVOLVING CREDIT NOTE

$______________    April __, 2014

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Resource America, Inc., a Delaware corporation ("Borrower"), promises to pay, in lawful money of the United States of America, to the order of __________ ("Lender"), at the offices of TD Bank, N.A., 1701 Route 70 East, Cherry Hill, New Jersey 08034, the maximum aggregate principal sum of ____________________ Dollars ($_________) or such lesser sum which represents Lender’s Pro Rata Share of the principal balance outstanding under the Revolving Credit established pursuant to the provisions of that certain Amended and Restated Loan and Security Agreement (as it may be supplemented, restated, superseded, amended or replaced from time to time, the "Loan Agreement"), dated as of March 10, 2011, by and among Borrower, Lender, TD Bank, N.A., in its capacity as Agent and Issuing Bank, and certain other financial institutions from time to time party thereto. The outstanding principal balance hereunder shall be payable in accordance with the terms of the Loan Agreement. The actual amount due and owing from time to time hereunder shall be evidenced by Agent's records of receipts and disbursements with respect to the Revolving Credit, which shall, in the absence of manifest error, be conclusive evidence of the amount. All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Revolving Credit Note (herein, the “Revolving Credit Note”) is one of those certain Revolving Credit Notes referred to in the Loan Agreement.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Revolving Credit Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement. The obligations evidenced by this Revolving Credit Note are secured by the Collateral.

This Revolving Credit Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Revolving Credit Note.

This Revolving Credit Note and all matters arising out of or relating to this Revolving Credit Note shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania. The provisions of this Revolving Credit Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Revolving

Credit Note which shall continue in full force and effect. No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

This Note amends, restates and supersedes that certain Revolving Credit Note of Borrower dated March 10, 2011 in the principal amount of $__________ payable to Lender (the "Original Note"). This Revolving Credit Note shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness evidenced by the Original Note, is given in substitution for and not as payment of, the Original Note and is in no way intended to constitute a novation of the Original Note.

BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

Resource America, Inc.

By:    /s/ Thomas C. Elliott
Name:    Thomas C. Elliott

Title:	Senior Vice President and Chief Financial Officer

[Signature Page to amended and Restated Revolving Credit Note]